UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024 (October 24, 2024)

SolarMax Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41959	26-2028786
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3080 12th Street

Riverside, California 92507

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (951) 300-0788

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 24, 2024, SolarMax Technology, Inc. (the “Company”) received a notice from The Nasdaq Stock Market that the Company does not meet the Nasdaq Global Market continued listing requirement Rule 5450(a)(1) that the Company maintain a minimum bid price of $1 per share.  The Nasdaq rule provide that the Company has a compliance period of 180 calendar days to regain compliance.  This period expires on April 22, 2025. To become compliant, the closing bid price of the Company’s common stock must be at least $1 for a minimum of ten consecutive business days.  If the Company chooses to implement a reverse stock split to increase the bid price of its common stock, which the Company may consider, it must complete the split no later than ten business days prior to the expiration of the compliance period.  In the event the Company does not regain compliance with the rule prior to the expiration of the compliance period, it will receive written notification that its securities are subject to delisting.  The Nasdaq rules also provide that if during any compliance period a company’s security has a closing bid price of $0.10 or less for ten consecutive trading days, the Listing Qualifications Department shall issue a Staff Delisting Determination under Rule 5810 with respect to that security.

The notice from Nasdaq described in the preceding paragraph is in addition to the previously announced notice from the Nasdaq Stock Market of the failure of the Company to maintain a minimum market value of listed securities of $50,000,000.

The Company may consider applying for a transfer from the Nasdaq Global Market to the Nasdaq Capital Market if it meets the continued listing requirements of the Nasdaq Capital Market.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarMax Technology, Inc.

	By:	/s/ David Hsu
David Hsu
Chief Executive Officer

Dated: November 1, 2024

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